AGREEMENT No.

                               Concluded between:

Swissray Medical AG                           hereinafter to be called SELLER,
Turbistrasse 25-27,
CH-628 Hochdorf,
Switzerland

                                       And

MINISTRY OF HEALTH                            hereinafter to be called
1-3 , Ministerului St., Sector 1              PURCHASER respectively
Bucharest ROMANIA                             Beneficiary




Whereas



The Ministry of Health of Romania has invited Companies to offer High Technology Digital Radiology Equipment through a tender procedure.

Swissray's offer (Annex I) was accompanied with a financing proposal from ABN AMRO Bank N.V. to enable the Purchaser to extend the payment of the involved equipment.

Swissray has been granted the order for Lot 4; Direct Digital Radiology,



it has now been agreed between parties as follows:

ART. 1       OBJECT OF THE AGREEMENT:
             PURCHASE OF DIGITAL RADIOLOGY EQUIPMENT

        1.1  The  Goods:  32  units  of   ddRMulti-System   to  be  supplied are
             described in Annex I which is part of this Agreement.

             The following changes are made to Annex I:
             -        environmental temperature of functioning: +10-+40grd.C
             - the 80 kW X-ray Generator can be set-up to 65kW or 50kW by software programming.


ART. 2                    TOTAL VALUE OF THE AGREEMENT

                2.1 The total value of the Agreement is 13'856'000.00 USD (thirteen million eight hundred fifty six thousand United States dollars).

                          32 units X 433'000.- USD = 13'856'000.- USD


ART. 3                    PRICE CLAUSE

                3.1 The prices are firm and no variations will be made during the validity of the Agreement The prices include cost for installation, warranty-service, transportation, related insurance, commissioning and training and exclude all taxes, state charges and fees whatsoever payable in Romania as well as customs clearance costs.

ART. 4                    PAYMENT CONDITIONS

          4.1.      Payment to be made by Purchaser to Seller in USD as follows:
            o 15% of the order amount by advance payment within 30 days from entering into force of the present Agreement and of the Loan Agreements between Purchaser and ABN AMRO Bank N.V., by presentation of the following documents:
                     - commercial invoice over 15% of the total agreement amount
                     - copy  of  the  performance  bond  over  10%  of the total agreement amount
                     - copy of the present agreement
                     - copy of the loan agreement


                          o 85% of the order amount against shipping documents and a copy of the loan agreement over 85%, payable under an Irrevocable Letter of Credit (see ANNEX
                              II),

                          Seller will hold full title to all equipment until full and unencumbered payment has been received.

                          Payments to be made to Seller within the framework of Export Finance Agreements to be concluded between the Purchaser and ABN AMRO Bank N.V.

    4.2 The Seller guarantees the good execution of the present agreement with a Performance Bond over 10% of the total amount of this agreement, issued by ABN AMRO Bank N.V., with a validity period of 30 days after the installation of the 32nd equipment.
                          The Performance Bond will be reimbursed partially in an amount of 50% of its total value, within 30 days after presentation of the Acceptance Certificates (Annex V) for the first 16 units delivered and installed. After opening of the Performance Bond, the Romanian Ministry Of Health will immediately return the Bid Bond over 600'000.- USD to the issuing bank.






ART. 5.                   DELIVERY TERMS

                5.1.      Delivery schedule is specified in Annex I.
                          Delivery   time begins from the moment this  Agreement
                          is in force  according to Art. 14 hereafter.
                5.2 The date of delivery is the day when transportation documents are issued.
                5.3       Delays  due   to  custom  clearance  in  Romania  will
                          not  be  considered  as  late  delivery  caused by the
                          Seller.
                5.4 The Seller undertakes to pack the Goods in adequate packing materials, suitable to the Goods and the means of transportation.
                5.5       The seller through his representative in Romania
                          "Swissray   Romania   s.r.l."  will  fulfil the custom
                          formalities  in Romania on behalf of the Purchaser.
                5.6 The Seller will deliver to the Beneficiary together with each delivered unit following documents and manuals:
                          -        Copy of the invoice
                          -        Packaging list with contents
                          -        EUR I certificate
                          -        Certificate of origin
                          -        User manuals in English and Romanian
                          -        Technical manuals in English and Romanian

ART. 6.                   PLACE OF DELIVERY AND RECEPTION

                6.1. Delivery of Goods: C.l.P. Beneficiary Warehouse Romania, on condition the place of destination will be communicated by Purchaser to Seller latest at the start of the delivery according to schedule (see Annex I).

                6.2 Benefit and risk will be passed to the Beneficiary after the Goods have been delivered to the place of destination (Beneficiary warehouse in Romania).

                6.3 . Reception of Goods will be acknowledged by Beneficiary and Seller representatives after each part delivery of Goods by issuing a Hand Over Protocol (Annex IV).
                          Purchaser irrevocably accepts Beneficiary's signatures on the Hand Over Protocol as having been given in his name and on his behalf with legal effect.


                6.4       Swissray Romania s.r.l. will present  till  the  first
                          delivery  all  legal  requested   authorizations   for
                          functioning (CNCAN and MoH.)


ART. 7.                   GUARANTEE / INSTALLATION / SERVICE.

                7.1.      Product Warranty:
                          Seller herewith guarantees that the Goods to be supplied under the Agreement meet the specifications of the aforesaid Tender. The Goods are new, unused, of the most recent or current models and incorporate all recent improvements in design and materials unless provided otherwise in the Agreement. Seller guarantees that the Goods supplied under the Agreement shall have no defect arising from design, material or workmanship or from any act or omission of the Supplier, that may develop under normal use of the supplied Goods. The Warranty for each single item shall remain valid 12 months from date of issue of Acceptance Certificate (Annex V) or 16 months after date of issue of Hand Over Protocol (Annex IV) whichever comes first.

                7.2. The Beneficiary shall promptly notify the Seller's representative in writing or by phone of any claims arising under this Warranty. Upon receipt of such notice, Seller shall, within 15 days repair or replace the defective Goods or Parts thereof, without costs to the Purchaser.
                          The reaction time (visit to beneficiary) will be 12 hours for Bucharest and 24 hours for the rest of the country, 7 days per week. Delays in reaction time or repair time over 72 hours will be added to the warranty period. A finding protocol will be signed by both parties.

                7.3. The warranty is not valid for systems, options or spare parts which have been subject to misuse, accident or incorrect wiring or servicing by third parties. Defects caused by improper installation by third parties or incorrect use of written recommendations such as installation, operation and service manuals are not covered by Product Warranty. Seller shall not be liable for, and Beneficiary assumes responsibility for, all personal injury and property damage resulting from the handling, possession, use or resale of the Products. In no event shall Seller be liable for incidental or consequential damages, whether Beneficiary's claim is in contract, negligence or otherwise.

                7.4.      Service after Warranty:
                          Till the first delivery the Seller will establish in Romania an authorized service organization which will ensure the well functioning of each unit delivered to the Beneficiary. In this sense the Seller will supply in advance a detailed maintenance and service equipment proposal for the period required by the beneficiary.
                          The effect of unfulfilment of this clause will be the corresponding extension of the warranty period. The Seller will cover the expenses representing Buyer's interest for the credit of the delayed period.

                7.5.      Spare Parts and Consumable:
                          Seller guarantees the availability of the spare parts and consumable materials for a period of 10 years after the closing of manufacturing concerning this type of equipment, but not less than 15 years after the expiration of warranty period.

                7.6.      Installation:
                          Purchaser grants that site of installation meets the requirements according to Annex I. Performance of on-site installation of the supplied Goods shall be carried out under supervision of technical staff of Seller or his local representative. The works will include:

                          o Communication of pre-installation requirements to the beneficiary,
                          o       Unpacking,
                          o       Assembling,
                          o       Furnishing, installation,
                          o       Start-up and commissioning.
                          o Interfacing with the work station Easy Vision/Philips where necessary. Seller shall furnish materials required for assembly, installation of the Goods and connection of equipment to main supplies within the normal range of the equipment supplied and in accordance with the pre-installation requirements. During the period of installation the hospitals will assure easy access to the equipment from Monday to Saturday from 8.h till 22.h.

                7.7.      Acceptance Certificate
                7.7.1 When installation of an item is completed this item will be commissioned by both parties on which occasion a written Acceptance Certificate as per Annex V of this Agreement will be signed by Parties.
                          In the  event  that  the  above  mentioned  Acceptance
                Certificate will not have been 7.7.2 signed by the parties of the present Agreement within a period of 120 Calendar days (in line with present policy of ERG) after the date of issue of the Hand Over Protocol as per Annex IV of this Agreement, Acceptance will automatically be considered as having been made by the Purchaser with legal effect.

                7.8.      Seller    guarantees   to  submit  to  Purchaser   any
                          technical and quality documentation requested by the competent Romanian Authorities.


ART. 8.                   CLAIMS

                8.1. The Beneficiary shall proceed the quantitative take-over of delivered Goods immediately after receipt, in the presence of the representative of the Carrier and Seller and will issue a Hand Over Protocol settling the possible shortage in comparison with shipping documents and the events that have occurred during the transportation.

                8.2. Seller should replace the missing, damaged and deteriorated Goods on his own charge and expenses within a reasonable time or at the latest before installation.

                8.3. Any quality claim which arises during the warranty period must be made in writing or Phone by Beneficiary to Seller representative. If Seller or its representative determines that any such claim is justified, Seller will replace the product at no cost to Beneficiary.


ART. 9                    TRAINING
                9.1.      User/Technical training
                          The training for selected and qualified hospital staff
                          will be performed,  under the following conditions:
                          o     Initial  training   will  be   performed  by the
                                manufacturer's  qualified  engineers/specialists
                                or by  engineers  of   Seller   or   his   local
                               representative, at the Time of installation,
                          o    The training  will be organized  differently  for
                               specialized radiological staff and hospital technicians. The goal of the training is to give complete user knowledge for the radiological staff and sufficient technical background in case of trouble shooting for the technicians.
                          o    The topic of the training  will take into account
                               the knowledge level of each participant.

                          o    Purchaser will inform Seller in writing about the
                               names  of the qualified training participants;
                          o    The training will be conducted in English and all
                               attendants need to have reasonable knowledge of the English language. In case the participants do not have this knowledge the hospital will arrange at own cost a professional translator during the training.
                          o The training will take place during normal working hours on normal working days, and hospitals will assure accessibility to the equipment during office hours.

                9.2. Purchaser makes available the necessary infrastructure for training purposes.


ART. 10.                  FORCE MAJEURE

                10.1. The Parties shall not be liable for loss or damage due to delay or failure resulting from any case beyond their reasonable control or due to compliance with regulations, orders, acts, instructions or priority requests of any governmental or regulatory department or agency, civil or military authority, or due to acts of God, fires, floods, inclement weather, strikes, lockouts, factory shutdowns or alternations, embargo's wars or riots.


                10.2. The Force Majeure which hinders one of the Party to fulfill the obligations resulting from this Agreement may be submitted to the other Party, provided that it should be advised within 15 days, by a registered letter to which a confirmation is enclosed from a qualified authority certifying the beginning and the end of Force Majeure and the circumstances of its occurrence. The case of Force Majeure, which have been communicated to the other Party, as mentioned above, extend the obligation of both Parties with the duration of the Force Majeure. As a consequence of Force Majeure no Party can claim for delay and failure in the fulfillment of the Agreement obligations, delay charges, interests or of any other indemnities or participation in the damages caused by Force Majeure.






ART. 11.                  ARBITRATION AND GOVERNING LAW

                11.1. All disputes arising out of this Agreement or in connection with this Agreement shall solely and finally be settled by a court of arbitration consisting of three arbitrators in accordance with the rules of Swiss International Private Law (Chapter 12, "International Arbitration"). Each Party shall be entitled to appoint one arbitrator. The place of arbitration shall be Zurich. The court of arbitration shall conduct the proceedings in English.

                11.2. This Agreement shall be subject to and governed by Swiss Law. The UN-Agreement governing Provisions on International Agreement of Sales ("Wiener Kaufrecht"), dated April 11 1980, is not applicable.

ART. 12.                  TRANSFER OF AGREEMENT AND NON-APPLICABILITY

                12.1. In the event that individual provisions of this Agreement should prove to be inapplicable or unenforceable under law, the two Parties shall agree on alternative provisions which most nearly equate to the economic purpose of the inapplicable provisions. This shall not affect the applicability of the remainder of the Agreement.


Art. 13                   FORM OF ALTERATIONS OF AGREEMENT

                13.1. Any amendments or additions of the present Agreement are valid only if they were made in written form and signed by both Parties. The present Agreement is concluded and signed in English and Romanian, in 2 copies each, two copies for each Party.
                          The English version prevails.


ART. 14                   EFFECTIVE DATE OF AGREEMENT

                14.1 This Agreement will become valid and effective as soon as the following contracts and financial instruments have entered into force:
                          o Export Finance Agreements between Purchaser or any other responsible Ministry or Institution of Romania and ABN AMRO Bank N.V.,
                          o   L/C in favor of Seller according to Annex II,
Signed on ...............  1999                    Signed on .............. 1999


          SELLER:                                             PURCHASER::


Swissray Medical AG                                           MINISTRY OF HEALTH





R. G. Laupper
President and Chairman, CEO



ppa. Thomas Laupper
Export Manager

The following documents form an integral part of the Agreement:


ANNEX I Offer of September 1 1999, adjusted in number of units (32 instead of 45), according to Award of Ministry of Health of Romania (no. 43402), dated of September 16 and 17 1999

ANNEX II             Letter of Credit

ANNEX III            Performance Bond

ANNEX IV             Hand Over Protocol

ANNEX V              Acceptance Certificate

                                     ANNEX I



                     Offer of September 1 1999, adjusted in number of units (32 instead of 45), according to Award of Ministry of Health of Romania (no. 43402), dated of September 16 and 17 1999

                     Already in Purchaser's Possession

                                    ANNEX II

                                Letter of Credit

Irrevocable documentary credit  L/C No. of issuing bank L/C No. of advising bank

-----------------------------------------------------------------------------

Advising bank                               Beneficiary

ABN AMRO Bank N.V                   Swissray Medical AG
Zurich Branch                               Turbistrasse 25-27
Beethovenstrasse 33
CH-8022 Zurich                              CH-6280 Hochdorf
--------------------------------------------------------------------------------


Amount:                             Expiry date: ..............................

USD: .....................                  with / in           Zurich at sight

                                            Applicant

                                            Ministry of Health of Romania
                                            Ministerului Street Sector 1
                               Bucharest / Romania
--------------------------------------------------------------------------------


We hereby issue in your favor this documentary credit which is available against presentation of the following documents:

1.       Signed commercial invoice in triplicate
2.       Copy of Forwarding Certificate of Receipt FCR
3.       Hand Over Protocol
4.       Certificate of Origin
5.       Weight list

THE PRESENT LETTER OF CREDIT FORMS AN INTEGRAL PART OF THE LOAN AGREEMENT DATED:
 ...................... BETWEEN THE
MINISTRY OF HEALTH OF ROMANIA AND ABN AMRO BANK N.V., ZURICH BRANCH

DELIVERIES MADE WITHIN THE FRAMEWORK OF THIS LETTER OF CREDIT LEAD TO CORRESPONDING ADVANCES UNDER THE LOAN AGREEMENT.

Covering:   the  supply  of 32 ddR Direct Digital Radiology Equipment units with accessories, as per the delivery
contract no. ........  dated ..............
--------------------------------------------------------------------------------


From Hochdorf  to Bucharest  Partial shipment allowed   Transshipment prohibited
--------------------------------------------------------------------------------

Special conditions:

The advising bank is not requested to add its confirmation to this credit. Payment to be effected under the loan agreement mentioned above.

                                    ANNEX III


BANK'S NAME, AND ADDRESS OF ISSUING BRANCH OR OFFICE


Beneficiary:................................................  Date:.............
(name and address)



PERFORMANCE GUARANTEE No.   ....................
--------------------------------------------------------------------------------

We  have  been   informed   that_____________________(hereinafter   called   the
Principal), has entered into contract No. ____________ dated _____________ with you for the supply of (description of Goods and/or services)


Furthermore, we understand that, according to the conditions of the contract, a performance guarantee is required.

At the request of the Principal, we (name of the bank) _____________________ hereby irrevocably undertake to pay you any sum or sums not exceeding in total an amount of USD 1.385.600.00 (say: one million three hundred eighty five thousand and six hundred USD) upon receipt by us of your first demand in writing and your written statement stating;

i) that the Principal is in breach of his obligation(s) under the underlying contract; and
ii)      the respect in which the Principal is in branch.


Your  demand  for the payment must also be accompanied by the following document
(s): (specify document(s) if any, or delete)

This guarantee shall expire on _______________ at the latest

Consequently, any demand for payment under it must be received by us at this office on or before that date.

--------------------------------------------------------------------------------
This guarantee is subject to the Uniform Rules for Demand Guarantees,
--------------------------------------------------------------------------------

                            ICC Publication No. 458.
--------------------------------------------------------------------------------


Signature(s)

                                    ANNEX IV


                               Hand Over Protocol



        Agreement No. __________________________ dated __________________
           Between Swissray Medical AG and Romanian Ministry of Health




                               HAND OVER PROTOCOL


                               Shipment ___ /____



The undersigned, representatives of the Purchaser respectively Beneficiary and Seller present, confirm herewith that the shipment no. ______ of total _________ has been handed over to the consignee on (date)____________ in conformity with the packing list. All packages have been acknowledged damage free.





Representative of Purchaser                           Representative of Seller
resp. Beneficiary'





-----------------------                              --------------------

----------------------
Place and date

                                     ANNEX V

ACCEPTANCE PROTOCOLL


--------------------------------------------------------------------------------
Seller:                    Swissray Medical AG                    Agreement No.
                           Turbistrasse 25-27                  _______________
                           CH-6280 Hochdorf                        Dated
                                                               ---------------
Equipment:                 ddRMulti-System

Serial No.
Hospital/Clinique address




1.       Installation      Equipment's completeness



The system has been handed over complete and damage free.

Yes                                 No

If no please specify hereunder: Loss/ Damage/ Missing parts

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. Functionality

--------------------------------------------------------------------------------

Installation and put into operation performed by:

--------------------------------------------------------------------------------
Company                               Swissray Medical AG
                                      Turbistrasse 25-27
                                      CH-6280 Hochdorf
Engineer's name


Signature






Controlling and acceptance of Hospital Administration


Name

Signature

Date




3. Users training



Training performed: _______________         Date:_____________________

Trainees` list

Name:                                                  Signature

Name:                                                  Signature
Name:                                                  Signature
Name:                                                  Signature

4. Engineers training                  (If necessary)



Training performed: _______________         Date:_____________________

Trainees` list

Name:                                                  Signature
Name:                                                  Signature
5. User Manuals and Service Manuals




Handing over                                         Date:_____________________

Hospital's Administration Final Acceptance Date:_____________________



Name:

Signature: